                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------




    Date of Report (Date of Earliest Event Reported):  November 6, 1996

                             BALLY GRAND, INC.
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           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

            1-2500                                     13-0980760
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

 3645 Las Vegas Blvd. South, Las Vegas Nevada                  89104
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   (Address of Principal Executive Offices)                 (Zip Code)

                               (702) 739-4111
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            (Registrant's Telephone Number, Including Area Code)


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       (Former Name or Former Address, if Changed Since Last Report)
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




     Item 5.  Other Events

               The Nasdaq Stock Market, Inc. ("Nasdaq") has informend Bally Grand, Inc., a Delaware corporation (the "Company"), that the common stock, par value $0.01 per share (the "Common Stock"), of the Company, and the warrants (the "Warrants") to purchase Common Stock, were not de-listed from The Nasdaq Stock Market effective as of the close of trading on Novemebr 1, 1996, as the Company had been previously informed by Nasdaq. According to Nasdaq, it has no current plans to de-list the Common Stock and Warrants. The Common Stock and the Warrants trade under the symbols "BGLV" and "BGLVW".


                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   Bally Grand, Inc.

                                   By:  /s/ David Arrajj
                                       ---------------------
                                       Name:  David Arrajj
                                       Title: General Counsel



     Date November 6, 1996







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